(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2001


CMA North Carolina
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six-month period ended September 30,2001, CMA North Carolina Municipal Money Fund paid shareholders a net annualized yield of 2.21%.* As of September 30, 2001, the Fund's 7-day yield was 1.61%.


Economic Environment
North Carolina's economy continued to slow during the six-month period ended September 30, 2001. The state's manufacturing sector was hurt the most as layoffs, mainly among textile manufacturers, continued to mount. This drove up the state's unemployment rate from 4.2% in January to 5.0% in August 2001. Consequently, unemployment claims and personal bankruptcy filings surged, hurting retail sales and retail trade employment. Nevertheless, employment growth in services and construction are holding up well and topline employment, while slowing, is still growing at twice the national pace. It is expected that these two sectors will continue to support North Carolina's economy, and overall employment growth in North Carolina should continue to outpace the national average. According to the latest census, North Carolina ranked ninth among all states in population growth over the past decade. The state's population grew by just over 21% compared to 13% for the nation. The fastest growing locations continue to be the metropolitan areas of Charlotte and Raleigh, with the Wilmington area also experiencing rapid population growth as a result of quality of life factors.

North Carolina's finances deteriorated during the past six months, which could raise the state's future borrowing cost. In July, Moody's Investors Service, Inc. revised its outlook to negative on the state's Aaa general obligation debt because the state experienced recent economic and financial stress as a result of several major one-time events combined with a slowing economy. If the state's top credit rating is dropped from Aaa to Aa1, it is estimated that North Carolina's debt financing cost would increase approximately $7.5 million - $8 million a year. Meanwhile, the adoption of the fiscal 2002 budget was delayed as elected officials debated policy options for restoring a balanced budget. Finally, although the short-term forecast points to continued sluggish growth, North Carolina is still expected to outperform the United States as a whole over the long term.


Investment Strategy
CMA North Carolina Municipal Money Fund began the six-month period ended September 30, 2001 in pursuit of a more bullish stance given the sustained weakness of the US economy. For the first half of the period, evidence that the domestic economy was weaker than expected forced the Federal Reserve Board to aggressively continue to ease monetary policy. For instance, at an intermeeting move on April 18, 2001, the Federal Reserve Board, which had already eased 150 basis points (1.50%), cut the Federal Funds rate by another 50 basis points. However, in contrast to the previous six months, the traditional increase in short-term tax-exempt issuance had provided some attractive opportunities to work toward our desired position. Consequently, the bulk of our purchases were completed early in the period as expectations of further interest rate cuts remained high. For the six-month period ended September 30, 2001, North Carolina's short-term tax-exempt issuance totaled $47.0 million, an increase compared to the $39.5 million issued in the previous six months. On May 15, 2001, the Federal Reserve Board once again lowered the Federal Funds rate by 50 basis points, as a result of an ongoing weakness in economic indicators such as nonfarm payrolls and initial jobless claims. During this time, we continued to seek out prudent opportunities to maintain a more bullish stance for the Fund.

Although weakness persisted into the second half of the period, the tone of economic data began to suggest that the US economy might be hitting bottom. This was reflected in the Federal Reserve Board's decision to scale back cuts in the Federal Funds rate to 25 basis points at both its June 27 and August 21, 2001 meetings. Given that the Federal Reserve Board significantly lowered interest rates, we believed that a majority of the easing was completed. Consequently, we did not expect to remain as aggressive in lieu of the economic recovery expected early in the first quarter of 2002. However, on September 11, 2001, the US economy and financial markets were dealt a tremendous blow as a result of terrorist attacks on the World Trade Center and the Pentagon. In fact, during the last two weeks of the period ended September 30, 2001, the Dow Jones Industrial Average and NASDAQ Composite Index declined 8% and 11.5%, respectively. Going forward, we believe that these events will both deepen and prolong the current economic slowdown. Therefore, we will look to maintain our relatively bullish stance, while continuing to monitor all factors affecting the marketplace.


In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



October 30, 2001


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH


A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
PROXY RESULTS


During the six-month period ended September 30, 2001, CMA North Carolina Municipal Money Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001 except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn             305,993,190         6,678,775
                                             Ronald W. Forbes           305,988,365         6,683,600
                                             Cynthia A. Montgomery      305,938,258         6,733,707
                                             Charles C. Reilly          305,704,387         6,967,578
                                             Kevin A. Ryan              305,791,986         6,879,979
                                             Roscoe S. Suddarth         305,791,986         6,879,979
                                             Richard R. West            305,988,365         6,683,600
                                             Edward D. Zinbarg          305,741,879         6,930,086

                                                                       Shares Voted      Shares Voted     Shares Voted
                                                                           For             Against          Abstain
2. To approve to convert the Fund to a "master/feeder" structure.       295,555,617       15,075,472       2,040,876
3. To approve to divide the Fund's shares into additional classes.      294,110,050       16,575,381       1,986,534
4. To change the Fund's investment restrictions.                         Adjourned        Adjourned        Adjourned


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                                                             (IN THOUSANDS)
                      Face
State                Amount                                     Issue                                              Value
North Carolina--    $ 1,070   Arlington, North Carolina, GO, BAN, 3.49% due 12/05/2001                           $    1,070
92.1%                 3,400   Ashe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 2.40% due 5/01/2014 (a)                                                      3,400
                      5,983   Bladen County, North Carolina, Water District, GO, BAN, 2.45% due 5/29/2002             5,985
                      3,205   Buncombe County, North Carolina, COP, Refunding, 5% due 12/01/2001                      3,215
                              Buncombe County, North Carolina, GO, VRDN (a):
                        455     2.35% due 6/01/2002                                                                     455
                        500     2.35% due 6/01/2004                                                                     500
                        525     2.35% due 6/01/2005                                                                     525
                        580     2.35% due 6/01/2007                                                                     580
                        435     2.35% due 6/01/2008                                                                     435
                        640     2.35% due 6/01/2009                                                                     640
                        740     2.35% due 6/01/2012                                                                     740
                      2,700   Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Refunding Bonds (Industrial Development Alliance),
                              AMT, VRDN, 2.35% due 8/01/2009 (a)                                                      2,700
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), AMT,
                              VRDN, 2.35% due 9/01/2011 (a)                                                           6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 2.575% due 10/01/2005 (a)      3,000
                      1,765   Cary, North Carolina, GO, Refunding, 4% due 2/01/2002                                   1,769
                      3,970   Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, Series A,
                              2.30% due 7/01/2016 (a)(b)                                                              3,970
                      7,615   Charlotte, North Carolina, GO, FLOATS, VRDN, Series 500, 2.36% due 5/01/2016 (a)        7,615
                      1,065   Charlotte, North Carolina, Water and Sewer, GO, 4.75% due 2/01/2002                     1,072
                      6,900   Cleveland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Curtiss-Wright Flight System),
                              VRDN, AMT, 2.60% due 11/01/2023 (a)                                                     6,900
                      5,000   Columbus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Kroy Building Products Inc.
                              Project), VRDN, AMT, 2.35% due 12/01/2025 (a)                                           5,000
                      2,400   Concord, North Carolina, COP, Refunding, 4% due 6/01/2002 (b)                           2,419
                      6,500   Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Diebold Inc. Project), VRDN,
                              AMT, 2.30% due 6/01/2017 (a)                                                            6,500
                      1,585   Durham, North Carolina, COP, 4% due 4/01/2002                                           1,596
                      3,000   Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, Refunding (Duke Energy Corp.), VRDN, AMT, 2.70%
                              due 10/01/2012 (a)                                                                      3,000
                        855   Granville County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Tuscarora Plastics, Inc. Project),
                              VRDN, AMT, 2.40% due 12/01/2001 (a)                                                       855
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Federal Paper Board Company,
                              Inc. Project), VRDN, 2.35% due 11/01/2009 (a)                                             500


Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM   Adjustable Convertible Extendible Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
CP        Commercial Paper
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
VRDN      Variable Rate Demand Notes


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)                                                 (IN THOUSANDS)
                      Face
State                Amount                                     Issue                                              Value
North Carolina      $ 1,000   Greensboro, North Carolina, Public Improvement, GO, 6.25% due 3/01/2002 (c)        $    1,020
(continued)           8,000   Guilford County, North Carolina, GO, VRDN, Series C, 2.25% due 10/01/2017 (a)           8,000
                              Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN, AMT (a):
                      1,600     (Neal Manufacturing), 2.40% due 11/01/2013                                            1,600
                      2,500     (Ornamental Products), 2.40% due 12/01/2014                                           2,500
                        700     (Pharmagraphics Inc. Project), 2.55% due 9/01/2010                                      700
                      2,800     (Snider Tire Inc.), 2.35% due 10/01/2019                                              2,800
                     14,300   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN,
                              2.50% due 12/01/2019 (a)                                                               14,300
                      4,516   Holly Springs, North Carolina, GO, BAN, Series A, 3.25% due 12/12/2001                  4,517
                      2,700   Johnston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT,
                              2.40% due 11/01/2017 (a)                                                                2,700
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (West Co. Nebraska, Inc. Project), VRDN, 2.30% due
                              10/01/2005 (a)                                                                          3,700
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                      5,800     (Hof Textiles Inc. Project), AMT, 2.25% due 10/01/2011                                5,800
                      3,135     (Packaging NC Project), 2.55% due 10/01/2013                                          3,135
                      5,950   Mecklenburg County, North Carolina, COP, VRDN, 2.30% due 4/01/2020 (a)                  5,950
                      5,000   Mecklenburg County, North Carolina, GO (Public Improvement), VRDN,
                              Series C, 2.35% due 2/01/2011 (a)                                                       5,000
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      2,000     (Edgcomb Metals Co. Project) 2.30% due 12/01/2009                                     2,000
                        900     (Ferguson Supply and Box Manufacturing), AMT, 2.45% due 8/01/2010                       900
                      1,500     (Griffith Micro Science Project), AMT, 2.30% due 11/01/2007                           1,500
                      5,700     (Rexroth Corp. Project), AMT, 2.35% due 9/01/2016                                     5,700
                      4,080   Mecklenburg County, North Carolina, Public Improvement, GO, 5.40% due 4/01/2002         4,129
                     14,115   Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A, 2.33%
                              due 3/16/2015 (a)                                                                      14,115
                        405   New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                              (Interroll Corp. Project), VRDN, 2.40% due 11/01/2003 (a)                                 405
                      2,145   New Hanover County, North Carolina, Public Improvement, GO, 5.30% due
                              11/01/2001                                                                              2,149
                      4,000   North Carolina Capital Facilities Finance Agency, Educational Facilities
                              Revenue Bonds (Barton College), VRDN, 2.30% due 2/01/2013 (a)                           4,000
                        930   North Carolina Educational Facilities Finance Agency, Educational Facilities
                              Revenue Bonds (Catawba College), VRDN, 2.25% due 3/01/2019 (a)                            930
                              North Carolina Educational Facilities Finance Agency, Educational Facilities
                              Revenue Refunding Bonds, VRDN (a):
                      5,150     (Cardinal Gibbons High School), 2.30% due 8/01/2014                                   5,150
                      9,620     (Wake Forest University), 2.20% due 1/01/2018                                         9,620
                      8,600   North Carolina Facility Finance Agency (Duke University), CP, Series A1, 2.25%
                              due 11/09/2001                                                                          8,600
                              North Carolina Medical Care Commission, Health Care Facilities Revenue
                              Bonds (Cabarrus Memorial Hospital Project), VRDN (a):
                      1,705     2.25% due 3/01/2012                                                                   1,705
                      8,235     AMT, 2.35% due 3/01/2028                                                              8,235


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)                                                 (IN THOUSANDS)
                      Face
State                Amount                                     Issue                                              Value
North Carolina                North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
(concluded)         $11,100     (Moses H. Cone Memorial Hospital Project), 2.25% due 10/01/2023                  $   11,100
                      5,850     (Pooled Equipment Financing Project), ACES, 2.25% due 12/01/2025 (b)                  5,850
                        130     (Pooled Financing Project), Series A, 2.70% due 10/01/2016                              130
                     15,900   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
                              (Baptist Hospitals Project), VRDN, 2.23% due 6/01/2030 (a)                             15,900
                      3,900   North Carolina Medical Care Commission, Retirement Facilities Revenue
                              Refunding Bonds (Aldersgate Project), VRDN, 2.35% due 1/01/2031 (a)                     3,900
                      1,600   North Carolina State Ports Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, 2.40% due 1/01/2016 (a)                          1,600
                      1,000   North Carolina State, Public School Building, GO, 4.50% due 4/01/2002                   1,008
                        685   Orange County, North Carolina, COP (Orange County High School Project),
                              4.30% due 11/01/2001                                                                      685
                      1,110   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Cessna Aircraft Company Project), VRDN, 2.40% due 10/01/2012 (a)                 1,110
                      5,005   Raleigh Durham, North Carolina, Airport Authority, Airport Revenue Refunding
                              Bonds, Series B, 4% due 11/01/2001 (d)                                                  5,008
                        100   Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines Inc.), VRDN, Series A, 2.75% due 11/01/2015 (a)        100
                      1,205   Raleigh, North Carolina, COP (Equipment Acquisition Project), 5% due 12/01/2001         1,209
                      6,875   Robeson County, North Carolina, GO, BAN, 2.85% due 2/27/2002                            6,876
                      2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 2.35% due
                              4/01/2018 (a)                                                                           2,300
                      2,500   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT,
                              2.50% due 11/01/2011 (a)                                                                2,500
                      3,800   Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 2.50% due
                              8/01/2010 (a)                                                                           3,800
                      2,545   Union County, North Carolina, GO, Refunding, 4.75% due 5/01/2002 (b)                    2,575
                      3,540   Vance County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (HH Hunt Manufacturing Facilities LLC Project),
                              VRDN, 2.40% due 6/01/2015 (a)                                                           3,540
                      2,500   Wake County, North Carolina, GO, Series B, 4.50% due 2/01/2002                          2,511
                      2,715   Warren County, North Carolina, Water and Sewer District, GO, BAN, 2.71% due
                              4/17/2002                                                                               2,716

Puerto Rico--                 Government Development Bank, Puerto Rico, CP:
6.8%                  5,000     2.15% due 10/01/2001                                                                  5,000
                      5,124     1.90% due 10/25/2001                                                                  5,124
                      2,779     1.95% due 10/26/2001                                                                  2,779
                      2,500     2% due 10/26/2001                                                                     2,500
                      5,000     2.65% due 10/31/2001                                                                  5,000

                              Total Investments (Cost--$296,722*)--98.9%                                            296,722

                              Other Assets Less Liabilities--1.1%                                                     3,280
                                                                                                                 ----------
                              Net Assets--100.0%                                                                 $  300,002
                                                                                                                 ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(b)MBIA Insured.
(c)Prerefunded.
(d)FGIC Insured.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001
Assets:
Investments, at value (identified cost--$296,721,971)                                                        $  296,721,971
Cash
33,375
Interest receivable                                                                                               1,216,524
Prepaid registration fees and other assets                                                                        2,255,169
                                                                                                             --------------
Total assets                                                                                                    300,227,039
                                                                                                             --------------

Liabilities:
Payables:
 Investment adviser                                                                      $      120,205
 Distributor                                                                                     74,962             195,167
                                                                                         --------------
Accrued expenses and other liabilities                                                                               29,493
                                                                                                             --------------
Total liabilities                                                                                                   224,660
                                                                                                             --------------

Net Assets                                                                                                   $  300,002,379
                                                                                                             ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                                   $   30,006,883
Paid-in capital in excess of par                                                                                270,056,928
Accumulated realized capital losses--net                                                                           (61,432)
                                                                                                             --------------
Net Assets--Equivalent to $1.00 per share based on 300,068,832 shares of
beneficial interest outstanding                                                                              $  300,002,379
                                                                                                             ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Investment Income:
Interest and amortization of premium earned                                                                  $    4,767,663

Expenses:
Investment advisory fees                                                                 $      800,884
Distribution fees                                                                               199,939
Accounting services                                                                              29,317
Professional fees                                                                                29,256
Transfer agent fees                                                                              20,644
Custodian fees                                                                                   14,146
Registration fees                                                                                11,570
Printing and shareholder reports                                                                  9,141
Pricing fees                                                                                      4,914
Trustees' fees and expenses                                                                       1,144
Other                                                                                             4,266
                                                                                         --------------
Total expenses                                                                                                    1,125,221
                                                                                                             --------------
Investment income--net                                                                                            3,642,442
                                                                                                             --------------
Net Increase in Net Assets Resulting from Operations                                                         $    3,642,442
                                                                                                             ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Six            For the
                                                                                         Months Ended          Year Ended
                                                                                        September 30,          March 31,
                                                                                             2001                 2001
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                   $    3,642,442      $   10,067,232
                                                                                         --------------      --------------
Net increase in net assets resulting from operations                                          3,642,442          10,067,232
                                                                                         --------------      --------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                       (3,642,442)        (10,067,232)
                                                                                         --------------      --------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                            360,861,660         907,723,213
Value of shares issued to shareholders in reinvestment of dividends                           3,642,427          10,067,472
                                                                                         --------------      --------------
                                                                                            364,504,087         917,790,685
Cost of shares redeemed                                                                   (395,060,231)       (878,767,854)
                                                                                         --------------      --------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                               (30,556,144)          39,022,831
                                                                                         --------------      --------------

Net Assets:
Total increase (decrease) in net assets                                                    (30,556,144)          39,022,831
Beginning of period                                                                         330,558,523         291,535,692
                                                                                         --------------      --------------
End of period                                                                            $  300,002,379      $  330,558,523
                                                                                         ==============      ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have
been derived from information provided in                    For the Six
the financial statements.                                    Months Ended
                                                            September 30,             For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999        1998
Per Share Operating Performance:
Net asset value, beginning of period                         $     1.00   $     1.00   $     1.00   $    1.00    $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
Investment income--net                                              .01          .03          .03          .03          .03
Realized gain (loss) on investments--net                             --           --         --++         --++         --++
                                                             ----------   ----------   ----------   ----------   ----------
Total from investment operations                                    .01          .03          .03          .03          .03
                                                             ----------   ----------   ----------   ----------   ----------
Less dividends from investment income--net                        (.01)        (.03)        (.03)        (.03)        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                               $     1.00   $     1.00   $     1.00   $    1.00    $    1.00
                                                             ==========   ==========   ==========   ==========   ==========
Total Investment Return                                          2.21%*        3.42%        2.76%        2.73%        3.02%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets:
Expenses                                                          .70%*         .71%         .71%         .71%         .71%
                                                             ==========   ==========   ==========   ==========   ==========
Investment income--net                                           2.27%*        3.36%        2.72%        2.69%        2.97%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data:
Net assets, end of period (in thousands)                     $  300,002   $  330,559   $  291,536   $  304,066   $  307,069
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of
CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are preparedin conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such statements are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $2,975 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $61,000, of which $10,000 expires in 2002, $13,000 expires in 2003, $11,000 expires in 2005 and $27,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $5,021 has been reclassified to paid-in capital in excess of par.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
[(800) 262-4636].